Exhibit 99.3

MV PATENTS, LLC AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED FINANCIAL STATEMENTS (COMPILED)
AS OF DECEMBER 31, 2013 AND DECEMBER 31, 2012 AND THE
SIX MONTHS ENDED DECEMBER 30, 2013 AND 2012 AND THE
PERIOD FROM JULY 11, 2011 (INCEPTION) THROUGH DECEMBER 31, 2013

MV PATENTS, LLC AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)

TABLE OF CONTENTS

Accountant’s compilation report	1
Consolidated Financial statements:
Consolidated Balance Sheets as of December 31, 2013 and 2012	2
Consolidated Statements of Operations for the Six Months Ended December 31, 2013 and 2012 and the Period from July 11, 2011 (Inception) through December 31, 2013	3
Consolidated Statements of Changes in Member’s Deficit for the Period from July 11, 2011 (Inception) through December 31, 2013	4
Consolidated Statements of Cash Flows for the Six Months Ended December 31, 2013 and 2012 and the Period from July 11, 2011 (Inception) through December 31, 2013	5
Notes to Consolidated Financial Statements	6

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Accountant’s Compilation Report

To the Member of
MV Patents, LLC and Subsidiary Jacksonville, Florida

We have compiled the accompanying consolidated balance sheets of MV Patents, LLC and Subsidiary (collectively referred to as the Company) (a Development Stage Company), as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in member's deficit and cash flows for the six months ended December 31, 2013 and 2012, and for the period July 11, 2011 (Inception) to December 31, 2013. We have not audited or reviewed the accompanying consolidated financial statements and, accordingly, do not express an opinion or provide any assurance about whether the consolidated financial statements are in accordance with accounting principles generally accepted in the United States of America.

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America and for designing, implementing and maintaining internal control relevant to the preparation and fair presentation of the consolidated financial statements.

Our responsibility is to conduct the compilation in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. The objective of a compilation is to assist management in presenting financial information in the form of consolidated financial statements without undertaking to obtain or provide any assurance that there are no material modifications that should be made to the consolidated financial statements.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company had a net loss of $241,102 and $341,902, respectively, for the six month periods ended December 31, 2013 and 2012, had a deficit accumulated during the development stage of $1,611,946 at December 31, 2013. The Company also has a working capital deficit of $805,876 and $310,854 at December 31, 2013 and 2012, respectively. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans as to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

We are not independent with respect to MV Patents, LLC and Subsidiary.

March 3, 2014

MV PATENTS, LLC AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	December 31, 2013	December 31, 2012
Assets
Current assets:
Cash	$1,470	$4,876
Total current assets	1,470	4,876
Deferred offering costs	38,500	-
Total assets	$39,970	$4,876

Liabilities and Member's Deficit
Current liabilities:
Due to California Gold Corp.	$50,000	$-
Other liability	10,000	-
Contingent liabilities	441,527	212,500
Accounts payable and accrued expenses	305,819	103,230
Total current liabilities	807,346	315,730

Long - term liabilities:
Accrued salaries	549,570	365,015
Participation rights	295,000	150,000
Total long - term liabilities	844,570	515,015

Total liabilities	1,651,916	830,745

Member's deficit accumulated during the development stage	(1,611,946)	(825,869)
Total liabilities and member's deficit	$39,970	$4,876

See accountant's compilation report and notes to the consolidated financial statements.

MV PATENTS, LLC AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	FOR THE SIX MONTHS ENDED DECEMBER 31, 2013	FOR THE SIX MONTHS ENDED DECEMBER 31, 2012	PERIOD FROM INCEPTION (JULY 11, 2011) TO DECEMBER 31, 2013
Operating expenses:
Accounting fees	$38,755	$-	$64,506
Business development advisory	15,900	182,461	443,663
Legal and funding agreements	1,514	8,530	131,788
Interest expense	8,341	1,008	14,463
Operational T&E	3,632	11,558	83,188
Patent prosecution legal team	18,000	15,625	197,051
Patent transfer license fees	-	-	78,750
Accrued salaries	154,960	122,720	590,476
Valuation expert	-	-	8,061
Total operating expenses	241,102	341,902	1,611,946

Net loss	$(241,102)	$(341,902)	$(1,611,946)

See accountant's compilation report and notes to the consolidated financial statements.

MV PATENTS, LLC AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CHANGES IN MEMBER'S DEFICIT
FOR THE PERIOD FROM JULY 11, 2011 (INCEPTION) THROUGH DECEMBER 31, 2013 (UNAUDITED)

Member's Deficit Accumulated During the Development Stage
Balance, July 11, 2011 (Inception)	$-

Net loss	(825,869)
Balance, December 31, 2012	(825,869)

Net loss	(786,077)
Balance, December 31, 2013	$(1,611,946)

See accountant's compilation report and notes to the consolidated financial statements.

MV PATENTS, LLC AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	For the Six Months Ended December 31, 2013	For the Six Months Ended December 31, 2012	Period from Inception (July 11, 2011) to December 31, 2013
Cash flows from operating activities:
Net loss	$(241,102)	$(341,902)	$(1,611,946)
Adjustments to reconcile net (loss) to net cash flows (used in) operating activities:
Change in operating liabilities:
Accounts payable and accrued expenses	45,995	9,538	305,819
Accrued salaries	114,054	122,720	549,570
Other liability	10,000	-	10,000
Contingent liabilities	-	175,000	441,527
Net cash used in operating activities	(71,053)	(34,644)	(305,030)

Cash flows from financing activities:
Deferred offering costs	-	-	(38,500)
Proceeds from issuance of demand note	50,000	-	50,000
Proceeds from participation rights	20,000	-	295,000
Net cash provided by financing activites	70,000	-	306,500

Net (decrease) increase in cash	(1,053)	(34,644)	1,470
Cash, beginning of period	2,523	39,520	-

Cash, end of period	$1,470	$4,876	$1,470

See accountant's compilation report and notes to the consolidated financial statements.

MV PATENTS, LLC AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SIX MONTHS ENDED DECEMBER 31, 2013 AND 2012 AND THE PERIOD FROM INCEPTION TO DECEMBER 31, 2013
(UNAUDITED)

1.	Nature of Business and Development Stage Activities

MV Patents, LLC, a limited liability company formed in the state of Florida on July 11, 2011, is in the developmental stage, and has limited operations. MVP Portfolio, LLC was formed on July 26, 2013 as a wholly owned subsidiary of MV Patents, LLC. MV Patents, LLC and MVP Portfolio, LLC are collectively referred to as the Company. On August 30, 2013, MV Patents, LLC transferred all of its patents to MVP Portfolio, LLC.  The patents were transferred without recourse.

The business plan of the Company is to assert its intellectual property rights to monetize its patents through net recoveries. Net recoveries relate to monetary payments received by the Company in respect to its patents through judgments, settlements, royalty agreements, or other disposition of the patents or cash proceeds of any equity actually received as consideration for any such disposition, including those received in connection with litigation.

The Company has no technologies or technology operations.

2.	Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. As shown in the accompanying consolidated financial statements, the Company is currently in the development stage with losses for all periods presented. The Company had net operating losses of $241,102 and $341,902 for the six month periods ended December 31, 2013 and 2012, respectively and a member’s deficit accumulated during the development stage of $1,611,946. The Company also has a working capital deficit of $805,876 and $310,854 at December 31, 2013 and 2012, respectively. The Company has not established an ongoing source of revenues and has funded activities to date exclusively from participation rights. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

The Company is subject to a number of risks similar to other companies in the developmental stage, including, but not limited to, the need to obtain adequate funding and possible risk of failure to monetize its patents. If the Company does not successfully monetize its patents, it will be unable to generate revenues or achieve profitability.

Management’s plan with respect to funding this development is to secure equity financing through access to U.S. capital markets as a registrant of the U.S. Securities and Exchange Commission. See Note 9.

MV PATENTS, LLC AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SIX MONTHS ENDED DECEMBER 31, 2013 AND 2012 AND THE PERIOD FROM INCEPTION TO DECEMBER 31, 2013
(UNAUDITED)

2.	Basis of Presentation (Continued)

While the Company believes it will be successful in obtaining the necessary financing to (i) fund its operations, (ii) monetize its patents and meet revenue projections and (iii) manage costs, there are no assurances that such additional funding will be achieved and that it will succeed in its future operations. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts of liabilities that might be necessary should the Company be unable to continue as a going concern. Operating results for the six months ended December 31, 2013, are not necessarily indicative of the results that may be expected for the fiscal year ending June 30, 2014.

3.	Summary of Significant Accounting Policies

The significant accounting policies followed are:

Use of Estimates

The preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of expenses during the reporting periods. Actual results could differ from those estimates.

Principles of Consolidation

The  consolidated  financial  statements  include  the  accounts  of  MV  Patents,  LLC  and  MVP Portfolio, LLC. All significant intercompany accounts and transactions have been eliminated.

Intangible Assets

The Company has several patent portfolios. As of December 31, 2013 and 2012, no value has been assigned to the patents. The main patents in the portfolio were created by the managing member of the Company. The remaining patents in the portfolio were transferred without recourse to such managing member prior to forming the Company. On July 25, 2011 the member assigned the patents to MV Patents, LLC for consideration of $1 without recourse. In accordance with authoritative guidance, the patents were recorded at historical cost, which was deemed to be zero at the time of transfer.

Income Taxes

During the periods covered by these consolidated financial statements, MV Patents, LLC and MVP Portfolio, LLC were each single member LLCs and disregarded entities for federal and state income tax purposes. Consequently, federal and state income taxes are not payable by, or provided for the Company. The member of MV Patents, LLC during the periods covered by these consolidated financial statements, is taxed individually on the Company’s earnings during the periods covered by these consolidated financial statements.

MV PATENTS, LLC AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SIX MONTHS ENDED DECEMBER 31, 2013 AND 2012 AND THE PERIOD FROM INCEPTION TO DECEMBER 31, 2013
(UNAUDITED)

3.	Summary of Significant Accounting Policies (continued)

The Company evaluates its tax positions for any uncertainties based on the technical merits of the position taken in accordance with authoritative guidance. The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be upheld on examination by taxing authorities. The Company has analyzed the tax positions taken and has concluded that as of December 31, 2013 and 2012, there were no uncertain tax positions taken, or expected to be taken, that would require recognition of a liability or disclosure in the consolidated financial statements.

Management is required to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, including federal and certain state taxing authorities. At December 31, 2013, the Company is subject to U.S. federal, state and local, or non-U.S. income tax examinations by taxing authorities for all tax years from December 31, 2011 through December 31, 2013. As of and for the years ended December 31, 2013 and 2012, the Company did not have a liability for any unrecognized taxes. The Company has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax liabilities will significantly change in the next twelve months.

Deferred Offering Costs

The Company incurred direct incremental costs associated with procuring financing.  These costs are deferred and recorded as an asset, and will be amortized over the life of the debt.

Contingent Liabilities

Liabilities for loss contingencies arising from assessments, estimates or other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated.

Subsequent Events

The Company has evaluated events through the date of the accountant’s compilation report; the date the consolidated financial statements were available to be issued.

4.	Other Liability

On December 13, 2013 the Company received an unsecured $10,000 demand note from an investor who also has participation rights. The note is non-interest bearing.

5.	Due to California Gold Corp.

On September 12, 2013, the Company received $50,000 through a demand promissory note with a publicly traded company who issued a letter of intent to acquire the Company. The note bears interest at 12.00 percent. The note was subsequently transferred to California Gold Corp. at the time of the Securities

MV PATENTS, LLC AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SIX MONTHS ENDED DECEMBER 31, 2013 AND 2012 AND THE PERIOD FROM INCEPTION TO DECEMBER 31, 2013
(UNAUDITED)

5.	Due to California Gold Corp. (continued)

Exchange Agreement referenced in Note 9. MV Patents, LLC is responsible for remitting payment to California Gold Corp.

6.	Contingent Liabilities

The Company retains the services of law firms that specialize in intellectual property licensing, enforcement and patent law. The Company also retains business advisory firms that specialize in obtaining funding for potential patent infringement cases. The law and business advisory firms are retained on an hourly fee, contingent fee or blended fee basis. In a contingency fee arrangement, the firms are paid a scaled percentage of any negotiated fees, settlements or judgments awarded, based on how and when the fees, settlements or judgments are obtained. As of December 31, 2013 and 2012, the Company did not recognize any contingent expenses related to any potential litigation.

A portion of these fees are contingent on a subsequent funding received by the Company. The Company had $441,527 and $212,500 in contingent liabilities, as of December 31, 2013 and 2012, respectively, based on the subsequent funding contingency because the event was considered probable, and the amount could be reasonably estimated. The Company has classified these liabilities as current as they are expected to be paid in the next 12 months.

7.	Participation Rights

The Company obtained funding from various unrelated third-party investors. The investors have the right to participate in future monetary amounts related to net recoveries as defined in Note 1. The investors have the option to convert their participation rights contingent upon the Company obtaining subsequent funding of at least $2,250,000. The contingent conversion option allows the investors to convert $100 of their initial participation right into $120 of the subsequent funding in the pursuit of monetizing patents. The participation rights accrue interest at eight percent per annum and cease upon conversion. In the event that no conversion occurs, the investors have the right to receive their original participation investment and accrued interest, plus two times their original participation investment. The Company has no obligation to make any payments to the investors unless net recoveries are obtained.  As of December 31, 2013 and 2012, $170,000 and $25,000 is included in participation rights on the consolidated balance sheets, respectively. The contingent conversion option will be recorded at the date the Company can estimate the proceeds from the net recoveries.

The Company received $125,000 in cash related to a funding agreement from an unrelated third-party investor. The investor has the obligation to fund an additional $375,000 upon the Company obtaining subsequent financing of $2,250,000. Related to the funding agreement, the investor has the right to participate in the net recoveries described in Note 1 pursuant to a predetermined schedule that escalates the payments based on increasing net recoveries. As of December 31, 2013 and 2012, $125,000 is included in Participation rights on the consolidated balance sheet.

MV PATENTS, LLC AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SIX MONTHS ENDED DECEMBER 31, 2013 AND 2012 AND THE PERIOD FROM INCEPTION TO DECEMBER 31, 2013
(UNAUDITED)

7.	Participation Rights (continued)

The Company will amortize these participation rights under the units of revenue method at the time the Company can reasonably estimate the potential net recoveries. The Company has classified the participation rights as a long-term liability as net recoveries are not expected in the next twelve months.

8.	Concentration of Credit Risk

All cash balances are maintained at financial institutions, and have never exceeded federally insured limits. The Company has never experienced any losses related to these balances.

9.	Subsequent Events

On February 7, 2014, the Company entered into a Securities Exchange Agreement with California Gold Corp., a Nevada corporation. Pursuant to this agreement the Company sold all of their membership interests in exchange for 9,385,000 (post-reverse split) shares of California Gold Corp. common stock with a $0.001 par value per share.

In addition at the closing, California Gold Corp. paid the Company $625,000 cash consideration. The Company used the cash consideration to relieve certain contingent liabilities.